SUPPLEMENT DATED APRIL 13, 2016 TO THE PROSPECTUS AND SUMMARY PROSPECTUS OF

MARKET VECTORS ETF TRUST

Dated February 1, 2016 (as supplemented)

This Supplement updates certain information contained in the above-dated Prospectus and Summary Prospectus for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Morningstar International Moat ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

Effective June 20, 2016, Morningstar will implement several changes to its ex-US Moat Focus Index construction rules. Accordingly, effective June 20, 2016, the Fund’s disclosure is modified as follows:

The first paragraph under the “Principal Investment Strategies” section of the Prospectus and Summary Prospectus is hereby deleted and replaced with the following:

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The ex-US Moat Focus Index is comprised of securities issued by companies that Morningstar, Inc. (“Morningstar”) determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide and narrow moat companies”). Wide moat companies are those that Morningstar believes will maintain its competitive advantage(s) for at least 20 years. Narrow moat companies are those that Morningstar believes will maintain its competitive advantage(s) for at least 10 years. Wide and narrow moat companies are selected from the universe of companies represented in the Morningstar® Global Markets ex-US IndexSM (the “Parent Index”), a broad market index representing 97% of developed ex-US and emerging markets market capitalization. The ex-US Moat Focus Index targets a select group of equity securities of wide and narrow moat companies, which are those companies that, according to Morningstar’s equity research team, are attractively priced as of each ex-US Moat Focus Index review. Morningstar utilizes a momentum screen, in which momentum represents a security’s 12-month price change. A momentum signal is used to exclude 20% of the wide and narrow moat stocks in the Parent Index with the worst 12-month momentum based on a 12-month price change of each stock. Out of the companies in the Parent Index that Morningstar determines are wide or narrow moat companies and display 12-month momentum in the top 80%, Morningstar selects at least 50 companies to be included in the ex-US Moat Focus Index as determined by the ratio of the issuer’s common stock price to Morningstar’s estimate of fair value. Morningstar’s fair value estimates are calculated using standardized, proprietary valuation models. Wide and narrow moat companies may include medium-capitalization companies.

The section of the Prospectus captioned “Morningstar® Global ex-US Moat Focus IndexSM” is hereby deleted and replaced with the following:

The ex-US Moat Focus Index is a rules-based index intended to offer exposure to companies that the Index Provider determines to have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide and narrow moat companies”). Wide moat companies are those that the Index Provider’s equity research team believes will maintain its competitive advantage(s) for at least 20 years. Narrow moat companies are those that the Index Provider’s equity research team believes will maintain its competitive advantage(s) for at least 10 years. Wide and narrow moat companies are selected from the universe of companies represented in the Morningstar® Global Markets ex-US IndexSM (the “Parent Index”), a broad market index representing 97% of developed ex-US and emerging markets market capitalization. The ex-US Moat Focus Index targets a select group of equity securities of wide and narrow moat companies: those that according to Morningstar’s equity research team are attractively priced based on the of the issuer’s common stock price to the Index Provider’s equity research team’s estimate of fair value at the time of each ex-US Moat Focus Index review. The Index Provider’s equity research team’s fair value estimates are calculated using a standardized, proprietary valuation model.

A selection committee, comprising members of Morningstar’s equity research team, makes the final determination of whether a company is a wide or narrow moat company. Only those companies with one or more of the identifiable competitive advantages, as determined by the Index Provider’s equity research team and agreed to by the selection committee, are wide or narrow moat companies. The quantitative factors used to identify competitive advantages include historical and projected returns on invested capital relative to cost of capital. The qualitative factors used to identify competitive advantages include customer switching cost (i.e., the costs of customers switching to competitors), internal cost advantages, intangible assets (e.g., intellectual property and brands), network effects (i.e., whether products or services become more valuable as the number of customers grows) and efficient scale (i.e., whether the company effectively serves a limited market that potential rivals have little incentive to enter into).

The Index Provider’s equity research team uses a standardized, proprietary valuation model to assign fair values to potential ex-US Moat Focus Index constituents’ common stock. The Index Provider’s equity research team estimates the issuer’s future free cash flows and then calculates an enterprise value using weighted average costs of capital as the discount rate. The Index Provider’s equity research team then assigns each issuer’s common stock a fair value by adjusting the enterprise value to account for net debt and other adjustments.

The Index Provider utilizes a momentum screen, in which momentum represents a security’s 12-month price change. A momentum signal is used to exclude 20% of the wide and narrow moat stocks in the Parent Index with the worst 12-month momentum based on a 12-month price change of each stock. A buffer rule is applied to the current ex-US Moat Focus Index constituents. Those that are ranked in the top 150% of the number of stocks eligible for the ex-US Moat Focus Index, as measured by current market price/fair value will remain in the ex-US Moat Focus Index at the time of reconstitution and those that fall outside of the top 150% are excluded from the Index. The maximum weight of an individual country or sector in the ex-US Moat Focus Index is capped at 10% more than its corresponding weight in the Parent Index at the time of reconstitution, or 40%, whichever is higher.

As of December 31, 2015 the ex-US Moat Focus Index included 50 securities of companies with a market capitalization range of approximately $503.2 million to $216.1 billion and a weighted average market capitalization of $41.4 billion. These amounts are subject to change.

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The ex-US Moat Focus Index employs a staggered rebalance methodology. The ex-US Moat Focus Index is divided into two equally-weighted sub-portfolios, each is reconstituted and rebalanced semi-annually on alternating quarters. Each sub-portfolio will contain 50 equally-weighted securities at its semi-annual reconstitution and weights will vary with market prices until the next reconstitution date. Due to the staggered rebalance methodology, constituents and weightings may vary between sub-portfolios. Each sub-portfolio is reweighted to 50% of the total ex-US Moat Focus Index every six months. Adjustments to one sub-portfolio are performed after the close of business on the third Friday of March and September and adjustments to the other sub-portfolio are performed after the close of business on the third Friday of June and December and are effective on the following Monday. If the Monday is a market holiday, reconstitution and rebalancing occurs on the Tuesday immediately following.

Rebalancing data, including constituent weights and related information, is posted on the Index Provider’s website at the end of each quarter-end month. Target weights of the constituents are not otherwise adjusted between quarters except in the event of certain types of corporate actions.

Please retain this supplement for future reference.

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